                                                                   Exhibit 10.36


Certain portions of this Exhibit have been omitted pursuant to a request for "Confidential Treatment" under Rule 24b-2 of the Securities and Exchange Commission. Such portions have been redacted and bracketed in the request and appear as [ ] in the text of this Exhibit. The omitted confidential information has been filed with the Securities and Exchange Commission.


                          EQUIPMENT PURCHASE AGREEMENT


CHAPTER I - GENERAL PRINCIPLES

1.1 This contract is made between the Shangdong Lu Neng Huang Tai Industrial Group Limited (hereinafter referred as Party A) and the American Pacific Aviation Technology Company (hereinafter referred as Party B), based on the principle of mutual benefit and through friendly negotiations, to purchase from Party B by Party A the equipment for the production of the contactless smartcards.

1.2 This agreement is made in accordance to the pertinent Chinese laws and rules and regulations, and based on the principle of mutual benefits, and shall become valid and be executed with the "Agreement of Technical Service and Patent Technology Licensing" at the same time.

1.3   This agreement contains the following attachments:

      Attachment I: List of Equipment and Technical Specifications Attachment II: List of Accessories
      Attachment III: List of Technical Information
      Attachment IV: List of Maintenance Tools

CHAPTER II - PARTIES

 2.1 Party A: The Shandong Lu Neng Huang Tai Industrial Group Limited (on behalf of the Shandong Lu Neng China Card Smart card Company Limited [tentative name])
      Legal Address: 230 Xin Jin Qiao Road, Jin Qiao Export Processing Region, Pu Dong Xin District, Shanghai, T17-5-1
      Telephone: (86) 21-68865658
      Fax: (86) 21-68865258

2.2.  Party B: American Pacific Aviation & Technology Corp.
      Legal Address       1 Sansome Street, 19th Street
                          San Francisco, CA 94104, USA
      Telephone:          (415) 951-1078
      Fax:                (415) 951-1046

CHAPTER III - NAME, SPECIFICATIONS, QUANTITY, PRICE AND DELIVERY OF EQUIPMENT

3.1 Party B shall provide Party A with a complete brand new, full set and state-of-art equipment and accessories for the production of contactless smart cards. Said equipment shall be able to produce 2500 pieces of smart cards per hour.

3.2   The total cost of the agreement shall be US$[                      ] US
      Dollars), based on the CIF Shanghai cost, which shall include the equipment, moulds, technical service, patent technology licensing, and accessories.

3.3 Before packaging said production line for shipment, Party A shall send three technical staff to come to the United States to conduct preliminary inspection of the equipment. Party B shall pay for the expense of the two-way air tickets, and provide lodging and transportation in the United States for the visiting staff of Party A. Staff of Party A will stay in the United States for two weeks.

3.4   Delivery Date of the Equipment: March 1, 2002 to April 30, 2002.

CHAPTER IV - PAYMENT

4.1 Within 30 working days upon the effect of this agreement, Party B shall issue a guarantee letter at [ %] of the total cost, that is, US$[
                                        ] US Dollars) to Party A. Party A shall
      make payment to Party B by means of T/T.

4.2   Party A shall issue a Letter of Credit at [ %] of the total amount, that
      is, US$[                                       ] US Dollars) to Party B,
      two months before the delivery of the equipment.

4.3 Upon approval of preliminary inspection and before packaging for shipment, Party B shall, by presenting the signed inspection approval by Party A, the bill of lading, invoice, and quality warranty, negotiate for payment by Party A of the Letter of Credit mentioned in 4.2.

4.4 Upon completion of test run and acceptance and one year quality warranty, Party A shall pay the balance of [ %] of the agreement amount, that is,
      US$[                                ] Dollars) to Party B by T/T.

CHAPTER V - SPECIFICATIONS AND TECHNICAL CONDITIONS OF THE EQUIPMENT

5.1 The complete equipment supplied by Party B must be brand new, full set and shall match the details of Appendix I - "List of Equipment and Technical Specifications".

5.2 The performance and quality of the equipment shall meet the following requirements:
      5.2.1 The operation capacity of the equipment shall meet the specifications of the manual of the equipment
      5.2.2 The production capacity of the equipment, running at eight consecutive hours shall be 2500 pieces/hour
      5.2.3       Product Specification: meeting the ISO/Mifare standards

      5.2.4 Product Quality: The strength and durability of the mechanically tested card shall meet the ISO standards, and of the electrically tested card shall meet the IEC standards
      5.2.5 Acceptance rate of the consecutive processed product shall be 97% or above

5.3   Party B shall deliver the following supplements along with the equipment:
      5.3.1 Special operation tools, maintenance and repair tools and testing tools (See Attachment 4)
      5.3.2 Wearing parts of equipment (enough for one year normal consumption) (See Attachment 2)
      5.3.3 Approved raw materials needed for production test run (Fake chips that do not have the read and write functions will be used for 48 hours, and real chips will be used for 8 hours during the 56-hour test run period) (See Attachment 2).

5.4 Party B shall deliver the following technical documents when packaging and shipping the equipment (See Attachment 3):
      5.4.1 The quality approval certificate and the operation manual of the equipment (including contents of equipment structure, performance, installment and test run, operation, and repairs and maintenance).
      5.4.2       The packaging list of the equipment
      5.4.3       Manuals of installation, testing, operation and maintenance
      5.4.4 The quality assurance certificate and documentation, as specified in Chapter VII
      5.4.5       Drawings of wearing parts and list of accessories.

5.5 Upon effect of the contract, Party B shall, within 30 working days, mail a technical layout drawing of production area and power supply information to Party A for the purposes of technical design and equipment acquisition in China.

5.6 Party B shall, three months before the installation and test running of the equipment, mail the following documents to Party A or have staff work at Party A's place to provide instructions:

      5.6.1       The installation diagram and the foundation diagram
      5.6.2 The power parameters (including power, compressed air, water and stream) of the equipment, and the technical information of power supply and special shop requirements

5.7 The power utilization standards shall correspond to those of the People's Republic of China, that is, 380+-10 volts for the transformer, and 50+-5% hertz for the frequency.

CHAPTER VI - INSTALLATION, TROUBLE-SHOOTING, TEST RUNNING AND RECEIPT AND ACCEPTANCE

6.1 Party B shall be responsible for installing and trouble-shooting the equipment, and training the staff of Party A, ensuring that the installation and trouble shooting of the equipment be completed within two weeks (with appropriate accommodation by Party A) after the arrival of the equipment in the shop. Party A shall provide the necessary staff, space, equipment to assist and accommodate the project.

6.2 The test run period shall be seven working days, at eight hours per day. The purpose of the test run is to inspect the production equipment, and to examine whether the products produced meet the pertinent requirements specified. After approval of test run results by both Parties A and B, the receipt and acceptance paper shall be signed.

6.3 The process of accepting of the equipment, in addition to test run, shall also include verification of the required documentation, the quality and quantity of raw material accompanied with the equipment, and the conditions of the wearing part.

6.4 During the test run period, if there is any breakdown or the acceptance rate of the product falls under the level of 97%, a second testing shall be made to test the equipment for another seven working days until the acceptance standards are met (Each equipment shall be able to continue working at least six hours without any breakdown).

6.5 Large volume of production shall not begin until receipt and acceptance is completed.

6.6 Party B shall assume the cost of its staff during their period of working in the factory. Party A shall provide food by the factory and transportation within the city.

CHAPTER VII - QUALITY INSPECTION

7.1 Party B shall guarantee that the equipment is made by top craftsmanship and of top materials. The quality, specification and performance of the equipment shall meet the requirements specified in this contract.

7.2 Before making delivery to Party A, Party B shall conduct a thorough and full inspection of the quality, specification and performance, as well as the quantity/weight of the equipment, and shall provide a certificate of inspection, along with the details and results of the inspection confirming that the quality and quantity of the equipment meets the requirements of this contract. A quality and quantity inspection certificate shall be provided by Party B when the equipment is delivered to Party A.

7.3 Upon arrival of the equipment at the destination, Party A shall, in accordance to the laws and rules and regulations of the People's Republic of China, request that the Import and Export Inspection Bureau (hereinafter as Inspection Bureau) to conduct an inspection. Parties A and B shall both be present at said inspection. In the event Party B fails to show up on time or fails to send any representative to participate in the inspection, the Inspection Bureau shall continue inspection as scheduled and the result of which shall be notified by Party A to Party B and Party B shall acknowledge the result accordingly.

7.4 In the event the inspection finds any quality or quantity error, or any missing part that does not meet the requirements of this agreement, or any damage due to packaging, Party B shall within six weeks make repairs or replacement and shall assume all pertinent cost of damages. In the event that any damage is caused by Party A, Party B shall repair or replace the damaged item as soon as possible, and the cost of which shall be paid by Party A.

7.5 In the event the inspection finds any serious quality or quantity problem of the equipment, Party A shall have the right to request compensation, or to return the equipment and request compensation based on the provisions of Chapter IX.

7.6 The warranty period of the equipment shall be 12 months, commencing the date of acceptance of test run. During the warranty period Party B shall be responsible for repairing the equipment if the damage of the equipment is caused by the defects of the equipment. In the event the breakdown or damages of parts or accessories are caused by Party A, Party B shall provide timely repair and part service and the cost of which shall be assumed by Party A. Regardless of the reasons, Party B shall, within five days upon receipt of the notice, shall be present on site or provide resolution.

CHAPTER VIII - PACKAGING AND SHIPMENT

8.1 When packaging, Party B shall use a new and solid wood container, which meets the requirements of import quarantine, with necessary measures taken to prevent moist, shock, rust and rough loading and unloading of the equipment to ensure that the package is suitable for long distance transportation.

      If the package material used is of the conifruticeta type, Party B shall provide proof that the material used has been fumigated.

      If the package material used is of the non-conifruticeta type, Party B shall provide description of the type of material used which will be used by Party A during the Custom process.

8.2   Packaging and Delivery Marks
      Party B shall mark with non-erasable paint at the four sides of the container such information as the number of the container, the size, gross weight, net weight, destination, receipt code, "face up", "handle with care", "no moist", "hoisting point" and "gravity point".

8.3   Shipment Information
      8.3.1 Within three days after shipping, Party B shall fax Party A the following information:
                  A. Date of Shipment,
                  B. Port of Shipment,
                  C. Port of Destination,
                  D. Number, Name, Quantity, Weight, Total Weight and Size of the Container.
      8.3.2 Within two days after shipping, Party B shall send the following information to Party A via express mail:
                  A. Bill of Lading, and invoice, with specification of the name and the quantity of the merchandise;
                  B. Packaging Slips (2 copies), which specify the number, size, weight of the container, and the name, quantity, net weight of the merchandise, and the date of shipment;
                  C.   Air way bill.
                  D. The inspection certificate provided by the manufacturer, as specified in Chapter VII, and the certificate of the original manufacturing place
                  E.   Insurance policy

CHAPTER IX - COMPENSATION AND PENALTY

9.1 In the event Party A, upon the arrival of the equipment at the destination port, finds any disagreement of the specifications, quality and quantity of the equipment as specified in this contract, Party A shall, by presenting the inspection certificate of the Inspection Bureau, request compensation from Party B.

9.2 Party A shall assume the actual cost of overtime for any delay of installation and testing of the equipment caused by Party A.

9.3 In the event Party B fails to respond within 30 days after Party A makes its claim for compensation, it shall be considered that Party B accept the claim. In the event Party B presents a timely written dispute, both parties shall try to settle the dispute by negotiation. In the event the negotiation fails to settle the dispute, either party shall have the right, according to Article XI, request for arbitration.

9.4 Except for force majeure as specified in Provision 10.1, in the event the seller fails to deliver the merchandise on time according to the contract, Party A shall agree that Party B postpone delivery provided that Party B shall pay a penalty at 0.5% of the total cost for every delayed week but this penalty shall not exceed 5% of the total cost. In the event the delay of delivery exceeds ten weeks of the scheduled date, Party A shall have the right to terminate the contract and Party B shall still pay for the penalty for the actual delayed days, and shall return the amount paid by Party A.

9.5 Without written agreement of Party B, Party A cannot transfer the patent technology and licensing pertinent to the equipment provided by Party B to any third party. In the event Party A allows any third party to use said technology or to duplicate the equipment of Party B at its discretion, Party A shall pay Party B 5% default penalty in the amount of US$[
                             ] US Dollars). Payment of this amount by Party A does not waive the right of Party B making claim against any third party or Party A for violation of rights. In the event disclosure of confidential information is caused by staff who has left the company, said individual shall be liable to said disclosure.

CHAPTER X - FORCE MAJEURE

10.1 During the time of manufacturing or in the process of shipping, in the event of war, fire, flood, typhoon, earthquake or other force majeure acknowledged by both parties that causes Party B fail or delay to execute the provisions of this contract as schedule, Party B shall assume no liability. In the event of force majeure, Party B shall notify Party A immediately and shall within two weeks, send, via air mail, a government issued certificate to Party A confirming said force majeure.

10.2 When the force majeure vanishes, both parties shall negotiate whether to continue executing the contract.

CHAPTER XI - ARBITRATION

11.1 In the event there arises any dispute during the execution of this agreement or over this agreement and when both sides fail to settle the dispute by friendly negotiation, said dispute shall be brought for arbitration. The dispute shall be heard by the China International Economic and Foreign Trade Arbitration Committee, in Beijing, according to the procedures set by said committee.

11.2 The decision of the Arbitration Committee shall be final and shall have binding effect upon both parties. Arbitration fee shall be paid by the losing party.

11.3 During the period of arbitration, both parties shall continue to execute other non-disputed terms of the contract.

CHAPTER XII - GOVERNING LAWS AND VALIDATY

12.1 When executing this agreement, both Parties A and B shall comply with the laws and rules and regulations of the People's Republic of China.

12.2 This agreement shall become effective upon the date signed by both Parties A and B.

12.3 After this agreement becomes effective, both Parties A and B shall, if needed, discuss revisions to accommodate the practicalities of executing this agreement. These revisions shall become effective when signed by both parties. Neither party can amend the agreement on its own.

CHAPTER XIII - DOCUMENTS

13.1  This agreement shall be written in Chinese.

13.2 This agreement contains four original copies, with each party holding two copies, and six duplicates, with each party holding three copies. All copies bear equal validity.

PARTY A:
Shandong Lu Neng Huang Tai Industial Group (on behalf of the Shanghai Lu Neng

China Card Smartcard Company Limited [tentative name])
Company Representative: (signature)

PARTY B:
The American Pacific Aviation & Technology Corporation
Company Representative: (signature)

DATE SIGNED: September 6, 2001, at Pu Dong, Shanghai

Certain portions of this Exhibit have been omitted pursuant to a request for "Confidential Treatment" under Rule 24b-2 of the Securities and Exchange Commission. Such portions have been redacted and bracketed in the request and appear as [ ] in the text of this Exhibit. The omitted confidential information has been filed with the Securities and Exchange Commission.


ATTACHMENT 1: List of Equipment and Technical Specifications

This agreement shall include the following production equipment and laboratory instruments:

-------------------------------------------------------------------------------------------------------
              Serial    Quantity              Name                   Model                Price
                No.                        of Equipment               No.            (in US$10,000)
-------------------------------------------------------------------------------------------------------
Production       1          1          Hole Punch Machine            CICC-001              [  ]
Equipment
             ------------------------------------------------------------------------------------------
                 2          3          Pick & Place With Module      CICC-002              [  ]
                                       Testing
             ------------------------------------------------------------------------------------------
                 3          2          Ultrasonic Wire Implanting    CICC-003              [  ]
                                       (4)
             ------------------------------------------------------------------------------------------
                 4          3          Welding With Testing Reader   CICC-004              [  ]
             ------------------------------------------------------------------------------------------
                 5          2          Bonding Re-work Station       CICC-005              [  ]
             ------------------------------------------------------------------------------------------
                 6          2          Tacker                        CICC-006              [  ]
             ------------------------------------------------------------------------------------------
                 7          3          Lamination System             CICC-007              [  ]
             ------------------------------------------------------------------------------------------
                 8          3          Cooling System                CICC-008              [  ]
             ------------------------------------------------------------------------------------------
                 9          1          Card Punching Machine         CICC-009              [  ]
-------------------------------------------------------------------------------------------------------
Laboratory       10         1          Flexion & Torsion Test System OASYS                 [  ]
Instruments
             ------------------------------------------------------------------------------------------
                 11         1          Pull Tester                   MP5/230               [  ]
             ------------------------------------------------------------------------------------------
                 12         1          Frequency Analyzer            DEME-3010,            [  ]
                                                                     DEWE-3010
-------------------------------------------------------------------------------------------------------
                 13         2          Microscope System                                   [  ]
-------------------------------------------------------------------------------------------------------
Parts and others accompanied with the equipment (see list for details)                     [  ]
-------------------------------------------------------------------------------------------------------
Backup parts for one year (to be delivered in March-April 2003)                            [  ]
-------------------------------------------------------------------------------------------------------
                                      TOTAL                                                [  ]
-------------------------------------------------------------------------------------------------------

HOLE PUNCH MACHINE

FUNCTION: Working with varied moulds, able to hole punch the [           ] PC,
PVC and PETG films into varied location holes and module holes based on varied specifications, to be used for follow-up process. With automatic protection device that will automatically stop during exceptional cases.

SYSTEM SET: Three high precision moulds (to hole punch [               ]
materials and to position the hole location), safety protection device, hole punch time controller.

MATERIAL SPECIFICATIONS: Length x Width: [            ]
                         Thickness of Material: [         ]

PRODUCTION CAPACITY: [     ] cards/hour

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Hole punch pressure                                   [       ]
--------------------------------------------------------------------------------------
Punching process                                      [         ]
--------------------------------------------------------------------------------------
Punching Mould Foundation                             [            ]
--------------------------------------------------------------------------------------
Effective punching and area                           [                         ]
--------------------------------------------------------------------------------------
Punching precision                                    [         ]
--------------------------------------------------------------------------------------
Power Supply                                          [                   ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [      ]
--------------------------------------------------------------------------------------
Electrical Machinery                                  [   ]
--------------------------------------------------------------------------------------
Hydraulic Pressure Oil Capacity                       [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [        ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

PICK AND PLACE

FUNCTION: Pick and place the moulds into corresponding holes of the PC, PVC, PET and PETG films. The placement position can be adjusted and fixed by adhesives. With automatic protection device that can automatically turn off the machine in exceptional cases.

SYSTEM SET: Chip punched moulds, chip recognition sensor, high precision gluing system, Adept robot, P4 computer, LCD Monitor, interchangable drawer, safety protection device.

MATERIAL SPECIFICATIONS: Length x Width: [            ]
                         Thickness of Material: [          ]

CONSUMPTION MATERIALS: Adhesives, [     ] cards/tube

PRODUCTION CAPACITY: [   ] cards/hour/set (based on three rows of the module
tapes)

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Placement Area                                        [                         ]
--------------------------------------------------------------------------------------
Placement Precision                                   [      ]
--------------------------------------------------------------------------------------
Power Supply                                          [                   ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

WIRE IMPLANTING MACHINE

FUNCTIONS: Said machine uses the [                                         ]
directional movement [                 ] ultrasound wire implanting head to
implant the enamel-insulated wire accurately into the PC, PVC, PET and PETG and coil into a wire coil. The position, size, shape, and the circles of coil can be set up by the computer. With automatic protection device that can automatically turn off the machine in exceptional cases.

SYSTEM SET: Second generation ultrasound wire implant head (with four implanting heads in each station), Adept robot, Pentium 4 computer, LCD monitor, interchangable drawer, safety protection device.

MATERIAL SPECIFICATIONS: Length x Width: [            ]
                         Thickness of Material: [          ]

PRODUCTION CAPACITY: [    ] cards/hour/set.

CONSUMPTION MATERIALS: Ultrasound head: [       ] cards/head
                       Wire: [     ] cards/spool

SYSTEM PARAEMTERS:

--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Implanting Area                                       [                         ]
--------------------------------------------------------------------------------------
Power Supply                                          [                   ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

WELDING MACHINE

FUNCTIONS: Using the hot pressure welding method to weld the coil end enamel-insulated wire with the module chips. Outputs of the welding machine include constant power, constant electric current and constant voltage, with automatic compensation adjustment function. Adept robot can perform welding in any set position within the operation area. Welding strength normally should exceed 100
grams, and minimum should be no less than [        ]. With automatic function of
polishing the chips. With automatic protection device. Able to turn off the machine automatically in exceptional cases.

SYSTEM SET: High precision electric current generator, Adept robot and its Vision System, hydraulic (illegible) system, P4 Computer, LCD Monitor, interchangable drawer, safety protection device.

MATERIAL SPECIFICATIONS: Length x Width: [            ]
                         Thickness of Material: [         ]

CONSUMPTION MATERIALS: Thermode: [      ] cards/piece

PRODUCTION CAPACITY: [   ] cards/hour/station

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Welding Area                                          [                         ]
--------------------------------------------------------------------------------------
Power Supply                                          [                   ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

BONDING RE-WORK STATION

FUNCTIONS: Reworking the problematic pieces from the welding machine.

SYSTEM SET: High precision current generator.

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Power Supply                                          [                   ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [     ]
--------------------------------------------------------------------------------------
Power                                                 [      ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

TACKER

FUNCTIONS: Using eight hot pressure heads hot pressing edges of materials of varied thickness in layers together so that they will not be intricate against each other.

SYSTEM SET: Eight automatic temperature adjustment hot pressure heads, humidity controller, and time controller.

MATERIALS SPECIFICATIONS: Length x Width: [            ]
                          Thickness of Material: [         ]

PRODUCTION CAPACITY: [   ] cards/hour/station

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Width                                                 [      ]
--------------------------------------------------------------------------------------
Thickness                                             [      ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Tacking Area                                          [                         ]
--------------------------------------------------------------------------------------
Power Supply                                          [          ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [        ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

LAMINATING MACHINE

FUNCTION: Able to laminate all card producing materials such as PC, PVC, PET and PETG. The temperature can be adjusted by the PLC controller, which can control different segments in different time. With zero pressure control system. The
minimum pressure is [         ]. With automatic protection device that can turn
off the machine in exceptional cases.

SYSTEM SET: Cooling system, three separating rooms/stations, power heater, PLC control and display system, safety protection, over pressure and low pressure safety protection devices. With six laminating boxes, 12 laminating pads, and 66 laminating boards.

MATERIAL SPECIFICATIONS: Length x Width: [            ]
                         Scope of Thickness: [          ]

PRODUCTION CAPAICTY: [   ] cards/hour/station.

SYSTEM PARAMETERS:

------------------------------------------------------------------------------------------
Width                                               [      ]
------------------------------------------------------------------------------------------
Thickness                                           [       ]
------------------------------------------------------------------------------------------
Height                                              [       ]
------------------------------------------------------------------------------------------
Weight                                              [      ]
------------------------------------------------------------------------------------------
Size of Laminating Board                            [         ]
------------------------------------------------------------------------------------------
Laminating Area                                     [                                    ]
------------------------------------------------------------------------------------------
Power Supply                                        [                   ]
------------------------------------------------------------------------------------------
Maximum Electric Current                            [       ]
------------------------------------------------------------------------------------------
Power                                               [      ]
------------------------------------------------------------------------------------------
Frequency                                           [        ]
------------------------------------------------------------------------------------------
Pressure                                            [         ]
------------------------------------------------------------------------------------------
Pressure Precision                                  [       ]
------------------------------------------------------------------------------------------
Maximum Temperature                                 [     ]
------------------------------------------------------------------------------------------
Temperature Control Precision                       [       ]
------------------------------------------------------------------------------------------
Heater Board Thickness                              [     ]
------------------------------------------------------------------------------------------
Heater Board Separation Distance1                   [     ]
------------------------------------------------------------------------------------------
Stabilizing Board Surface Temperature Distribution  [      ]
------------------------------------------------------------------------------------------
Condensed Air Pressure                              [    ]
------------------------------------------------------------------------------------------
Condensed Air Flow                                  [        ]
------------------------------------------------------------------------------------------
Condensed Air Conditions                            [                              ]
------------------------------------------------------------------------------------------

COOLING SYSTEM

FUNCTION: Working with the laminating machine to form a closed cooling system for the provision of cooling effect.

SYSTEM SET: Low water level alarm device, constant temperature control pump.

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [      ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Power Supply                                          [                  ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [            ]
--------------------------------------------------------------------------------------
Power                                                 [       ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Water Flow Volume                                     [        ]
--------------------------------------------------------------------------------------
Buffer Tank Volume                                    [         ]
--------------------------------------------------------------------------------------
Cooling Water Temperature                             [             ]
--------------------------------------------------------------------------------------

CARD CUTTING MACHINE

FUNCTION: Automatically completing the location, cutting long pieces and punching cards. Based on different needs, able to punch white cards or printed cards. With the ability to correct deviation, placement error within the scope. With automatic protection device that will turn off the machine in exceptional cases.

SYSTEM SET: Automatic feeding system, touch screen, cutter knife, single card punching mould, safety protection device.

MATERIAL SPECIFICATIONS: Standard Board Size: [               ]
                         Thickness of Material: [          ]

PRODUCTION CAPACITY: [    ] cards/hour/station

SYSTEM PARAEMTERS

--------------------------------------------------------------------------------------
Width                                                 [           ]
--------------------------------------------------------------------------------------
Thickness                                             [          ]
--------------------------------------------------------------------------------------
Height                                                [           ]
--------------------------------------------------------------------------------------
Weight                                                [       ]
--------------------------------------------------------------------------------------
Power Supply                                          [                   ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Hole Punch Area                                       [                         ]
--------------------------------------------------------------------------------------
Card Punching Location Precision                      [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [          ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

ATTACHMENT 2: LIST OF PARTS


CARD PUNCHING MACHINE

---------------------------------------------------------------------------------------------------------
                                                                                         Price
                                                                                  --------------------
     NO.            QTY.                          Name                            Unit           Total
---------------------------------------------------------------------------------------------------------
1               1             [              ]
---------------------------------------------------------------------------------------------------------
2               1             [              ]
---------------------------------------------------------------------------------------------------------
3               1             [                    ]
---------------------------------------------------------------------------------------------------------
4               1             [                  ]
---------------------------------------------------------------------------------------------------------
5               1             [                     ]
---------------------------------------------------------------------------------------------------------
6               1             [                              ]
---------------------------------------------------------------------------------------------------------
7               1             [               ]
---------------------------------------------------------------------------------------------------------
8               1             [            ]
---------------------------------------------------------------------------------------------------------
9               1             [              ]
---------------------------------------------------------------------------------------------------------
10              2             [             ]
---------------------------------------------------------------------------------------------------------
11              1             [                  ]
---------------------------------------------------------------------------------------------------------

MODULE PLACEMENT MACHINE

---------------------------------------------------------------------------------------------------------
                                                                                         Price
                                                                                  --------------------
     NO.            QTY.                          Name                            Unit           Total
---------------------------------------------------------------------------------------------------------
1             24          [         ]
---------------------------------------------------------------------------------------------------------
2             30          [           ]
---------------------------------------------------------------------------------------------------------
3             3           [                                ]
---------------------------------------------------------------------------------------------------------
4             3           [                                      ]
---------------------------------------------------------------------------------------------------------
5             18          [                 ]
---------------------------------------------------------------------------------------------------------
6             3           [       ]
---------------------------------------------------------------------------------------------------------
7             3           [                                        ]
---------------------------------------------------------------------------------------------------------
8             3           [                                          ]
---------------------------------------------------------------------------------------------------------
9             12          [                     ]
---------------------------------------------------------------------------------------------------------
10            3           [                   ]
---------------------------------------------------------------------------------------------------------
11            3           [                  ]
---------------------------------------------------------------------------------------------------------
12            3           [              ]
---------------------------------------------------------------------------------------------------------
13            3           [
                                            ]
---------------------------------------------------------------------------------------------------------
14            3           [
                                    ]
---------------------------------------------------------------------------------------------------------
15            9           [             ]
---------------------------------------------------------------------------------------------------------
16            3           [                           ]
---------------------------------------------------------------------------------------------------------
17            9           [                            ]
---------------------------------------------------------------------------------------------------------
18            3           [                   ]
---------------------------------------------------------------------------------------------------------
19            3           [                          ]
---------------------------------------------------------------------------------------------------------
20            3           [                       ]
---------------------------------------------------------------------------------------------------------
21            3           [                        ]
---------------------------------------------------------------------------------------------------------
22            3           [                            ]
---------------------------------------------------------------------------------------------------------
23            3           [                       ]
---------------------------------------------------------------------------------------------------------
24            3           [                           ]
---------------------------------------------------------------------------------------------------------
25            3           [                   ]
---------------------------------------------------------------------------------------------------------
26            3           [                                        ]
---------------------------------------------------------------------------------------------------------
27            3           [                   ]
---------------------------------------------------------------------------------------------------------
28            60          [        ]
---------------------------------------------------------------------------------------------------------

WIRE IMPLANTING MACHINE

---------------------------------------------------------------------------------------------------------
                                                                                         Price
                                                                                  --------------------
     NO.            QTY.                          Name                            Unit           Total
---------------------------------------------------------------------------------------------------------
1              12           [         ]
---------------------------------------------------------------------------------------------------------
2              20           [           ]
---------------------------------------------------------------------------------------------------------
3              2            [                                ]
---------------------------------------------------------------------------------------------------------
4              2            [                                      ]
---------------------------------------------------------------------------------------------------------
5              2            [                 ]
---------------------------------------------------------------------------------------------------------
6              2            [       ]
---------------------------------------------------------------------------------------------------------
7              2            [                                        ]
---------------------------------------------------------------------------------------------------------
8              2            [                                          ]
---------------------------------------------------------------------------------------------------------
9              6            [                     ]
---------------------------------------------------------------------------------------------------------
10             2            [                   ]
---------------------------------------------------------------------------------------------------------
11             2            [                  ]
---------------------------------------------------------------------------------------------------------
12             80           [               ]
---------------------------------------------------------------------------------------------------------
13             36           [            ]
---------------------------------------------------------------------------------------------------------
14             2            [                 ]
---------------------------------------------------------------------------------------------------------
15             2            [                    ]
---------------------------------------------------------------------------------------------------------
16             4            [           ]
---------------------------------------------------------------------------------------------------------
17             2            [                        ]
---------------------------------------------------------------------------------------------------------
18             2            [                      ]
---------------------------------------------------------------------------------------------------------
19             2            [                                        ]
---------------------------------------------------------------------------------------------------------
20             2            [                   ]
---------------------------------------------------------------------------------------------------------
21             16           [    ]
---------------------------------------------------------------------------------------------------------
22             5            [                                            ]
---------------------------------------------------------------------------------------------------------

WELDING AND REW0RKING MACHINE


---------------------------------------------------------------------------------------------------------
                                                                                         Price
                                                                                  --------------------
     NO.            QTY.                          Name                            Unit           Total
---------------------------------------------------------------------------------------------------------
1              24           [         ]
---------------------------------------------------------------------------------------------------------
2              30           [           ]
---------------------------------------------------------------------------------------------------------
3              3            [                                ]
---------------------------------------------------------------------------------------------------------
4              3            [                                      ]
---------------------------------------------------------------------------------------------------------
5              18           [                 ]
---------------------------------------------------------------------------------------------------------
6              3            [       ]
---------------------------------------------------------------------------------------------------------
7              3            [                                        ]
---------------------------------------------------------------------------------------------------------
8              3            [                                          ]
---------------------------------------------------------------------------------------------------------
9              12           [                     ]
---------------------------------------------------------------------------------------------------------
10             3            [                   ]
---------------------------------------------------------------------------------------------------------
11             3            [                  ]
---------------------------------------------------------------------------------------------------------
12             3            [                                ]
---------------------------------------------------------------------------------------------------------
13             18           [                         ]
---------------------------------------------------------------------------------------------------------
14             9            [               ]
---------------------------------------------------------------------------------------------------------
15             3            [                  ]
---------------------------------------------------------------------------------------------------------
16             3            [                      ]
---------------------------------------------------------------------------------------------------------
17             180          [              ]
---------------------------------------------------------------------------------------------------------
18             18           [            ]
---------------------------------------------------------------------------------------------------------
19             3            [                                        ]
---------------------------------------------------------------------------------------------------------
20             3            [                   ]
---------------------------------------------------------------------------------------------------------
21             300          [        ]
---------------------------------------------------------------------------------------------------------

LAMINATING MACHINE AND COOLING SYSTEM


---------------------------------------------------------------------------------------------------------
                                                                                         Price
                                                                                  --------------------
     NO.            QTY.                          Name                            Unit           Total
---------------------------------------------------------------------------------------------------------
1              99+          [                 ]
               3*66
---------------------------------------------------------------------------------------------------------
2              18+          [         ]
               3*12
---------------------------------------------------------------------------------------------------------
3              9+           [              ]
               3*6
---------------------------------------------------------------------------------------------------------
4              3            [                 ]
---------------------------------------------------------------------------------------------------------
5              45           [    ]
---------------------------------------------------------------------------------------------------------
6              27           [                      ]
---------------------------------------------------------------------------------------------------------
7              3            [            ]
---------------------------------------------------------------------------------------------------------
8              3            [            ]
---------------------------------------------------------------------------------------------------------
9              3            [                 ]
---------------------------------------------------------------------------------------------------------
10             9            [             ]
---------------------------------------------------------------------------------------------------------
11             15           [         ]
---------------------------------------------------------------------------------------------------------
12             30           [          ]
---------------------------------------------------------------------------------------------------------
13             30           [       ]
---------------------------------------------------------------------------------------------------------
14             15           [        ]
---------------------------------------------------------------------------------------------------------
15             3            [            ]
---------------------------------------------------------------------------------------------------------
16             3            [            ]
---------------------------------------------------------------------------------------------------------
17             6            [              ]
---------------------------------------------------------------------------------------------------------
18             3            [         ]
---------------------------------------------------------------------------------------------------------
19             12           [                ]
---------------------------------------------------------------------------------------------------------
20             3            [                 ]
---------------------------------------------------------------------------------------------------------
21             30 m         [         ]
---------------------------------------------------------------------------------------------------------
22             3            [                  ]
---------------------------------------------------------------------------------------------------------
23             3            [       ]
---------------------------------------------------------------------------------------------------------
24             1500 kg      [              ]
---------------------------------------------------------------------------------------------------------

CARD PUNCHING MACHINE

---------------------------------------------------------------------------------------------------------
                                                                                         Price
                                                                                  --------------------
     NO.            QTY.                          Name                            Unit           Total
---------------------------------------------------------------------------------------------------------
1              1            [                        ]
---------------------------------------------------------------------------------------------------------
2              1            [                  ]
---------------------------------------------------------------------------------------------------------
3              1            [                 ]
---------------------------------------------------------------------------------------------------------
4              1            [        ]
---------------------------------------------------------------------------------------------------------
5              3            [      ]
---------------------------------------------------------------------------------------------------------
6              1 set        [                 ]
---------------------------------------------------------------------------------------------------------
7              1 set        [                             ]
---------------------------------------------------------------------------------------------------------
8              5 m          [    ]
---------------------------------------------------------------------------------------------------------
9              1 set        [                       ]
---------------------------------------------------------------------------------------------------------
10             1 set        [                       ]
---------------------------------------------------------------------------------------------------------
11             1 set        [               ]
---------------------------------------------------------------------------------------------------------
12             1            [            ]
---------------------------------------------------------------------------------------------------------
13             1            [       ]
---------------------------------------------------------------------------------------------------------
14             1            [        ]
---------------------------------------------------------------------------------------------------------
15             1            [                   ]
---------------------------------------------------------------------------------------------------------
16             1 set        [                  ]
---------------------------------------------------------------------------------------------------------

ATTACHMENT 3: TECHNICAL DOCUMENTATION LIST


1.  Equipment Approval Certificate and Quality Certificate

2.  Approval Certificate of All Materials

3. Operation Manuals of Each Equipment (including laboratory instruments) (including such contents as structure, performance, installation and test run, operation, and repair and maintenance)

4. Technical Layout Information and Power Supply Information (including equipment base installation diagram)

5.  Assembly Illustrations of Equipment

6.  Theoretical Illustration and Wiring Illustration of the Electric System

7.  Theoretical Illustration of Gas Control

8. Illustrations of Wearing Parts of the Equipment (including processing illustrations of all moulds)

9.  Packing Slips of Equipment

10. List of Equipment Parts (including name of supplier and price quote)

11. List of Tools

12. Backup copies of software accompanied the equipment

13. Backup copies of PLC programs

ATTACHMENT 4: LIST OF MAINTENANCE TOOLS


---------------------------------------------------------------------------------------------------------
                                                                                         Price
                                                                                  --------------------
     NO.            QTY.                          Name                            Unit           Total
---------------------------------------------------------------------------------------------------------
1.             1            [             ]
---------------------------------------------------------------------------------------------------------
2.             1 set        [                ]
---------------------------------------------------------------------------------------------------------
3.             1            [           ]
---------------------------------------------------------------------------------------------------------
4.             1 set        [                   ]
---------------------------------------------------------------------------------------------------------
5.             1            [               ]
---------------------------------------------------------------------------------------------------------
6.             1            [                  ]
---------------------------------------------------------------------------------------------------------
7.             1 set        [                    ]
---------------------------------------------------------------------------------------------------------
8.             1 set        [      ]
---------------------------------------------------------------------------------------------------------
9.             1 set        [        ]
---------------------------------------------------------------------------------------------------------
10.            1            [                 ]
---------------------------------------------------------------------------------------------------------
11.            1 set        [                ]
---------------------------------------------------------------------------------------------------------
12.            1            [             ]
---------------------------------------------------------------------------------------------------------
13.            1            [          ]
---------------------------------------------------------------------------------------------------------
14.            6            [                 ]
---------------------------------------------------------------------------------------------------------
15.            1 set        [          ]
---------------------------------------------------------------------------------------------------------
16.            1            [                ]
---------------------------------------------------------------------------------------------------------
17.            39           [               ]
---------------------------------------------------------------------------------------------------------
18.            2            [                   ]
---------------------------------------------------------------------------------------------------------
19.            10           [               ]
---------------------------------------------------------------------------------------------------------
20.            7            [             ]
---------------------------------------------------------------------------------------------------------
21.            5            [                ]
---------------------------------------------------------------------------------------------------------
22.            1            [          ]
---------------------------------------------------------------------------------------------------------
23.            20           [                ]
---------------------------------------------------------------------------------------------------------
24.            6            [                      ]
---------------------------------------------------------------------------------------------------------
25.            1            [             ]
---------------------------------------------------------------------------------------------------------
26.            1            [             ]
---------------------------------------------------------------------------------------------------------
27.            3            [                ]
---------------------------------------------------------------------------------------------------------
28.            3            [                     ]
---------------------------------------------------------------------------------------------------------
29.            3            [              ]
---------------------------------------------------------------------------------------------------------
30.            3            [      ]
---------------------------------------------------------------------------------------------------------
31.            1            [         ]
---------------------------------------------------------------------------------------------------------
32.            1            [       ]
---------------------------------------------------------------------------------------------------------
33.            6            [              ]
---------------------------------------------------------------------------------------------------------
34.            1            [                ]
---------------------------------------------------------------------------------------------------------
35.            2            [     ]
---------------------------------------------------------------------------------------------------------
36.            1            [          ]
---------------------------------------------------------------------------------------------------------
37.            2            [            ]
---------------------------------------------------------------------------------------------------------
38.            1            [                ]
---------------------------------------------------------------------------------------------------------
39.            1            [                ]
---------------------------------------------------------------------------------------------------------
40.            1            [                ]
---------------------------------------------------------------------------------------------------------
41.            1            [                ]
---------------------------------------------------------------------------------------------------------

SUPPLEMENTARY AGREEMENT ON PROVISION OF SPARE PARTS FOR THE PRODUCTION LINE OF SMART CARDS

An agreement was signed by the China Card Smart Card (Shanghai) Company Limited and the American Aviation and Technology Inc. in April 2000 for the provision of an equipment for the production of smart cards. Production has begun since December 2000. To meet the production needs and based on the utilization of the production line, after negotiations by both parties, it was agreed that the easily worn parts in the following table shall be provided:


---------------------------------------------------------------------------------------------------------
No.                             Qty.     Name                                         Remarks
---------------------------------------------------------------------------------------------------------
Pick and Place     1.             1      [              ]
---------------------------------------------------------------------------------------------------------
                   2.             2      [                   ]
---------------------------------------------------------------------------------------------------------
                   3.             2      [                       ]
---------------------------------------------------------------------------------------------------------
                   4.             2      [                          ]
---------------------------------------------------------------------------------------------------------
                   5.             2      [                           ]
---------------------------------------------------------------------------------------------------------
Embedder           6.            20      [          ]
---------------------------------------------------------------------------------------------------------
                   7.             4      [           ]
---------------------------------------------------------------------------------------------------------
                   8.             2      [                      ]
---------------------------------------------------------------------------------------------------------
                   9.             4      [
                                                               ]
---------------------------------------------------------------------------------------------------------
                   10.            4      [
                                                  ]
---------------------------------------------------------------------------------------------------------
                   11.            4      [                           ]
---------------------------------------------------------------------------------------------------------
                   12.            4      [                 ]
---------------------------------------------------------------------------------------------------------
                   13.            4      [                       ]
---------------------------------------------------------------------------------------------------------
                   14.            4      [                        ]
---------------------------------------------------------------------------------------------------------
                   15.            4      [                                   ]
---------------------------------------------------------------------------------------------------------
Welder             16.            2      [                                ]
---------------------------------------------------------------------------------------------------------
                   17.           18      [                       ]
---------------------------------------------------------------------------------------------------------
                   18.            2      [               ]
---------------------------------------------------------------------------------------------------------
                   19.            2      [                      ]
---------------------------------------------------------------------------------------------------------
                   20.           50      [              ]
---------------------------------------------------------------------------------------------------------
                   21.            2      [            ]
---------------------------------------------------------------------------------------------------------
Welder             22.           15      [                     ]
---------------------------------------------------------------------------------------------------------
                   23.            2      [                ]
---------------------------------------------------------------------------------------------------------
                   24.            2      [                     ]
---------------------------------------------------------------------------------------------------------
                   25.            6      [                     ]
---------------------------------------------------------------------------------------------------------
Laminator and      26.            6      [                          ]
Colling System
---------------------------------------------------------------------------------------------------------
                   27.            3      [            ]
---------------------------------------------------------------------------------------------------------
                   28.            2      [                 ]
---------------------------------------------------------------------------------------------------------
                   29.            2      [            ]
---------------------------------------------------------------------------------------------------------
                   30.            2      [                ]
---------------------------------------------------------------------------------------------------------
                   31.            2      [                 ]
---------------------------------------------------------------------------------------------------------
Checker            32.           18      [                         ]
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                   33.            8      [                           ]
---------------------------------------------------------------------------------------------------------
Hole Puncher       34.            1      [                ]
---------------------------------------------------------------------------------------------------------
                   35.           10m     [    ]
---------------------------------------------------------------------------------------------------------
General Spare      36.            8      [                                ]
Parts
---------------------------------------------------------------------------------------------------------
                   37.            8      [                                      ]
---------------------------------------------------------------------------------------------------------
                   38.           30      [           ]
---------------------------------------------------------------------------------------------------------
                   39.            8      [                  ]
---------------------------------------------------------------------------------------------------------
                   40.           24      [                 ]
---------------------------------------------------------------------------------------------------------

Party A: China Card Smart Card (Shanghai) Company Limited Company
Representative: (signature)

Party B: American Pacific Aviation & Technology Inc. Company Representative:
(signature)

Date Signed: September 6, 2001, at Pu Dong, Shanghai